UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  June 24, 2013

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 24, 2013 Atwood Oceanics, Inc. announced that  one of its subsidiaries had entered into a turnkey construction contract with Daewoo Shipbuilding and Marine Engineering Co., Ltd. ("DSME") to construct a fourth ultra-deepwater drillship, to be named the Atwood Archer, at the DSME yard in South Korea.  The Atwood Archer is expected to be delivered by December 31, 2015 at a total cost, including two blowout preventers (“BOPs”), project management, drilling and handling tools and spares, of approximately $635 million. Upon delivery, the Atwood Archer will become the seventeenth mobile offshore drilling unit owned by the company.

The design of the Atwood Archer will be identical to the previously ordered Atwood Advantage, Atwood Achiever and Atwood Admiral – all four are DP-3 dynamically-positioned, dual derrick ultra-deepwater drillships rated to operate in water depths up to 12,000 feet and drill to a depth of up to 40,000 feet. The Atwood Archer will also offer two seven-ram BOPs, three 100-ton knuckle boom cranes, a 165-ton active heave "tree-running" knuckle boom crane, and accommodations for up to 200 persons.

This order comprises the execution of the option that was set to expire on June 30, 2013.  In connection with the exercise, the company has also secured an option to construct a fifth ultra-deepwater drillship at a similar cost to the Atwood Archer and with an expected delivery in September 2016, which requires commitment by March 31, 2014. At this time, the company has made no determination as to whether the option will be exercised.

Item 7.01                      Regulation FD Disclaimer

On June 24, 2013, the Company issued a press release announcing the entry into of the contract. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section and such information, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1           Press Release dated June 24, 2013

EXHIBIT INDEX

EXHIBIT NO.                                        DESCRIPTION

99.1                                Press Release dated June 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC
(Registrant)

/s/ Mark L. Mey Mark L. Mey Senior Vice President

DATE: June 24, 2013